                                                               EXHIBIT 10.18


                            REVOLVING LOAN AGREEMENT


     THIS REVOLVING LOAN AGREEMENT (as the same may be amended from time to time, "this Agreement") is made as of the 12th day of April, 1996, among GERALD METALS, INC., a Delaware corporation with its principal place of business at High Ridge Park, P.O. Box 10134, Stamford, Connecticut 06904 ("Lender"), and DAKOTA MINING CORPORATION, a federal corporation organized under the Canada Business Corporation Act ("Dakota"), BROHM MINING CORP., a South Dakota corporation ("Brohm"), STIBNITE MINE INC., a Delaware corporation ("Stibnite"), and BARRIER REEF INC., a Delaware corporation ("Barrier" and, jointly and severally with Dakota, Brohm and Stibnite, "Borrower"), all with principal offices at 410 Seventeenth Street, Suite 2450, Denver, Colorado 80202.

                         W I T N E S S E T H   T H A T:

     Borrower has requested that Lender provide Borrower with a secured revolving credit loan in an aggregate principal amount not to exceed Four Million Dollars ($4,000,000) at any time outstanding, (the "Loan(s)") and Lender has agreed to extend such Loan upon the terms and subject to the conditions hereinafter set forth. Capitalized terms used herein are defined in Section 1 of this Agreement. To effectuate this arrangement, Lender and Borrower agree as follows:

    1.  DEFINITIONS.  For the purposes of this Agreement:

          "AFFILIATE" shall mean any Person which
     directly or indirectly controls, is controlled by, or is under common control with, Borrower or any Subsidiary. For purposes of this Agreement, "control" shall mean the possession, directly or indirectly, of the power to (i) vote twenty percent
     (20%) or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and either alone or in conjunction with others or any group.

          "BORROWER" shall have the meaning given to such term in the preamble.

          "BUSINESS DAY" shall mean any day of the year other than a day on which banking institutions in the States of New York or Colorado are authorized by law to close.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COLLATERAL" shall mean any and all assets, rights and interests in or to property of Borrower pledged or mortgaged to Lender, or in which a security interest is granted to Lender, from time to time, as security pursuant to the Security
     Documents, whether now owned or hereafter acquired.

          "COMMITMENT" shall have the meaning given to such term in Section 2(a) of this Agreement.

          "CONTROLLED PREMISES" shall have the meaning given to such term in Section 8(k)(iii) of this Agreement.

          "DATE OF ACCELERATION" shall have the meaning given to such term in Section 12 of this Agreement.

          "DEFAULT" shall mean an event, condition or default which with the giving of notice, the passage of time, or both, would be an Event of Default.

          "DOLLAR(S)" and the sign "$" shall mean lawful money of the United States of America.

          "ELIGIBLE ACCOUNTS RECEIVABLE" shall mean the aggregate face amount (less the aggregate amount of all returns, discounts, claims, credits, charges and allowances of any nature and all reserves for slow paying accounts or foreign sales) of such of Borrower's trade accounts receivable for inventory of Borrower sold in the ordinary course of its business, on terms usual to the business of Borrower, which satisfy at all times each of the following requirements:

               (i)  the subject inventory has been
          shipped or delivered to (and accepted by) an account debtor on an absolute final sale basis and not on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return agreement, or on an open account basis, or on a "bill and hold" or a delayed billing basis, and no part of the subject inventory has been returned, rejected, lost or damaged; the account is not evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument has been delivered to Lender and endorsed or assigned to Lender's order; and said account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding of any kind;

               (ii)  if the account debtor is located
          outside of the United States, either:

                    (a)  the subject inventory shall have
               been shipped after receipt by Borrower
               from the account debtor of an irrevocable letter of credit, which letter of credit shall have been confirmed by a domestic financial institution reasonably acceptable to Lender and shall be in form and substance acceptable to Lender payable in the full amount of the face value of the account receivable in United States dollars; or

                    (b)  the account receivable in
               question is insured by credit insurance
               satisfactory to Lender and the account
               receivable is otherwise acceptable to
               Lender;

               (iii)  it is a valid, legally enforceable
          obligation of the account debtor thereunder and is not subject to any offset (other than discount for prompt payment), dispute, claim of reduction, counterclaim, credit, allowance, reserve or other defense of any nature on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder;

               (iv)  it is subject to no Lien whatsoever,
          except for Permitted Liens and the security interest of Lender under the Security
          Documents;

               (v)  it has not remained unpaid for a
          period exceeding sixty (60) days from the date of invoice;

               (vi)  it does not arise out of a
          transaction with an Affiliate; and

               (vii)  it is not otherwise determined by
          Lender in the reasonable application of its sole discretion to be difficult to collect or uncollectible.

          "ENVIRONMENTAL REQUIREMENT(S)" shall mean any present or future law, statute, ordinance, rule, regulation, order, code, license, permit, decree, judgment or directive of or by any Governmental
     Authority and relating to or addressing the protection of human health or the environment, including, without limitation, all laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

          "EVENT OF DEFAULT" shall have the meaning given to such term in Section 12 of this Agreement.

          "FAIR MARKET VALUE" on any day shall mean the Second London Gold Fixing for that day (if such
     Fixing does not occur on such day, the Fixing for the immediately preceding day for which it is available).

          "GOVERNMENTAL AUTHORITY" shall mean the federal government of the United States of America or Canada and the government of any province, state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer thereof (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing.

          "GUARANTOR" shall mean MinVen Gold (USA)
     Corporation, a Delaware corporation.

          "GUARANTY" shall mean that certain guaranty of even date herewith of Guarantor in favor of Lender, as such guaranty may be supplemented or amended from time to time.

          "HAZARDOUS MATERIAL" shall mean any material or substance (i) which, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, hazardous material, pollutant or contaminant under any Environmental Requirement, including, but not limited to, the Comprehensive
     Environmental Response, Compensation and Liability
     Act of 1980 ("CERCLA"), 42 U.S.C. Section 9601(14)
     and (33), the Resource Conservation and Recovery Act
     ("RCRA"), 42 U.S.C. Section 6903(5), and the laws of the States of Idaho or South Dakota, (ii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous to human health or the environment, (iii) which is or contains petroleum or any fraction thereof, including crude oil, heating oil, gasoline or diesel fuel, or (iv) the presence of which requires investigation or remediation under any Environmental Requirement.

          "INTEREST" shall have the meaning given to such term in Section 3(a) of this Agreement.

          "LEASES" shall have the meaning given to such term in Section 10(i) of this Agreement.

          "LENDER" shall have the meaning given to such term in the preamble of this Agreement.

          "LIENS" shall mean any lien, claim, charge, pledge, security interest, mortgage, deed of trust or other encumbrance.

          "LIBOR" shall mean the overnight London
     Interbank Offered Rate quoted by Telerate, as of 11:00 a.m. British Standard Time, or as otherwise mutually agreed.

          "LOAN DOCUMENTS" shall mean this Agreement, the Note, the Security Documents and all other documents or instruments executed and delivered by or on behalf of Borrower in connection with the Loans and the transactions contemplated hereby, as the same may hereafter be amended, supplemented, restated or otherwise modified from time to time.

          "LOAN(S)" shall have the meaning given to such term in the preamble of this Agreement.

          "LOAN BALANCE" at any particular time shall mean the aggregate principal amount of Loans then outstanding under this Agreement from time to time.

          "MARKET VALUE" on any day shall mean the Second
     London Gold Fixing for that day (if such Fixing does not occur on such day, the Fixing for the immediately preceding day for which it is available).

          "MATURITY DATE" shall mean April 11, 1997.

          "NOTE" shall mean the secured revolving loan note provided for in Section 4 of this Agreement.

          "NOTICE" or "NOTICES" shall mean all requests, demands and other communications, in writing
     (including telegraphic and facsimile transmissions), sent by overnight delivery service, telegraph, facsimile transmission or hand-delivery to the other party at that party's Principal Office.

          "PERMITTED LIENS" shall mean certain existing liens identified on EXHIBIT C hereto.

          "PERSON" shall mean any individual,
     corporation, partnership, joint venture, limited liability company, trust or unincorporated organization, or any Governmental Authority.

          "PREMISES" shall mean the Stibnite property in Valley County, Idaho and the Gilt Edge property
     (including, without limitation, the Anchor Hill
     Mine) in Lawrence County, South Dakota

          "PRIME RATE" shall mean the rate of interest from time to time established by The Chase Manhattan
     Bank, N.A., at its principal office in New York, New
     York, as its prime rate for U.S. domestic commercial loans; any change in the Prime Rate to be effective as of the opening of business on the day on which such change becomes effective; it being understood and agreed that the Prime Rate is a reference rate only and does not necessarily represent the lowest or best rate actually charged to any customers of such banking institution.

          "PRINCIPAL OFFICE" shall mean:

               For Lender:

               Gerald Metals, Inc.
               High Ridge Park
               P.O. Box 10134
               Stamford, Connecticut 06904
               Attention:  Susan Scoggins, cc:  Treasurer
               FAX No.:  (203) 329-4844

               For Borrower:

               Dakota Mining Corporation, Brohm Mining Corp.,
               Stibnite Mine Inc. and Barrier Reef Inc.
               c/o Dakota Mining Corporation
               410 Seventeen Street, Suite 2450
               Denver, Colorado 80202
               Attention:  Robert R. Gilmore
               FAX No.:  (303) 573-1012

          "SECURITY AGREEMENT(S)" shall mean those certain Security Agreements of even date herewith made by Dakota, Brohm, Stibnite and Barrier in favor of Lender, as the same may be amended, supplemented, restated or otherwise modified from time to time.

          "SECURITY DOCUMENTS" shall have the meaning given to such term in Section 7 of this Agreement.

          "SUBSIDIARY" shall mean (i) any corporation in an unbroken chain of corporations beginning with Borrower if all of the corporations (other than the last corporation in the unbroken chain) in the aggregate then own stock possessing fifty percent
     (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (ii) any partnership or nominee realty trust in which Borrower (or any Subsidiary) is a general partner, or (iii) any partnership in which Borrower (or any Subsidiary) possesses a fifty percent (50%) or greater interest in the total capital or total income of such partnership.

     2. LOANS. (a) Subject to all of the terms and conditions contained in this Agreement and provided no Default or Event of Default has occurred, Lender agrees to make loans to Borrower from time to time until the Maturity Date or the Date of Acceleration, whichever first occurs, in an aggregate amount not to exceed the Commitment (as hereinafter defined). For purposes hereof, the Commitment shall be equal to the lesser of:

          (i)  Four Million Dollars ($4,000,000); or

          (ii)  Ninety percent (90%) of the sum of (A)
     Eligible Accounts Receivable, (B) the Fair Market
     Value of the gold content of ore of Borrower stockpiled or on the pad and all other gold inventory of Borrower whether in process or in finished form at locations as to which Uniform
     Commercial Code financing statements executed by Borrower in favor of Lender have been filed and recorded (in such manner and form as Lender may require from time to time) in respect of the Collateral and (C) all other current assets approved in writing by Lender from time to time.

Subject to all of the terms and conditions contained in this Agreement, Borrower may borrow, repay and reborrow under the provisions of this Section. Each Loan shall be in a minimum amount of $250,000 and each repayment of Dollars shall be in an amount of $250,000 or more and as otherwise provided in Section 5 hereof.

          (b) The entire Loan Balance (PLUS all outstanding interest and all other obligations of Borrower under this Agreement, the Note and the Security Documents) shall be paid in full on the Maturity Date.

          (c) Loans will be made by Lender within one (1) Business Day after Lender's receipt of a written request for a Loan in the form of EXHIBIT B hereto, signed by a duly authorized officer of Borrower indicating the date and amount of the Loan requested and acknowledging the principal balance outstanding on the Loans, as of the said date after taking into consideration the amount of the Loan as so requested. Such written request for a Loan may be delivered by any reasonable means, including facsimile transmission.

          (d) On the date of execution and delivery of this Agreement, Borrower will (i) pay Lender an arrangement fee in the amount of $100,000 and
(ii) grant Lender a gold call option for five thousand (5,000) troy ounces of gold at Four Hundred Ten Dollars ($410) per troy ounce expiring October 29, 1996 for value October 31, 1996.

     3. INTEREST PAYMENTS. (a) The outstanding principal balance of Loans shall bear interest, from the date a Loan is made until payment in full, at LIBOR PLUS two and three quarters percent (2 3/4%) per annum ("Interest"). Interest payments by Borrower to Lender shall be made monthly on the first Business Day immediately following the month for which such Interest is calculated and with a final payment on the date of completion of the repayment of the Loans hereunder. Interest shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

          (b) Payments and any prepayments (including premiums thereon) of the principal amount of the Loans, Interest and other payments hereunder may be made in Dollars. Payment shall be made in immediately available funds at the principal office of The Chase Manhattan Bank, N.A., New York, New York for the account of Lender (Account No. 910-120-1995, ABA No. 021000021), initiated by bank wire transfer not later than 12:00 noon New York time on the date on which such payment shall become due (each such payment initiated after such time on such due date to be deemed to have been made on the next succeeding Business Day) or such other account at the same or such other bank as Lender shall direct.

          (c) Borrower shall pay interest with respect to all amounts not paid when due under this Agreement or the Note at a rate equal to four percent (4%) greater than the Prime Rate, computed from the date due and calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

          (d) The payment obligations of Borrower under this Agreement are absolute and unconditional and shall not be affected by reason of, but not limited to, FORCE MAJEURE.

          (e) Notwithstanding anything herein contained, if any law, regulation, treaty or official directive, or any change therein or in the interpretation or application thereof by any Governmental Authority, shall make it unlawful for Lender to give effect to any of its obligations as contemplated hereby, Lender, by Notice to Borrower, may declare that Lender shall be released from such obligations (but without in any way releasing Borrower from any of its obligations hereunder). To the extent that such requirement or illegality obligates Lender to require repayment of the Loan, Borrower will repay the Loans at such time or times, and in such manner, as necessary to satisfy such requirement or illegality and as designated by Lender by Notice to Borrower together with any accrued Interest and other amounts payable by Borrower to Lender under this Agreement and the Note.

          (f) Borrower hereby agrees to indemnify and save Lender harmless from and against any liability (either directly or by way of deduction, withholding or otherwise) for any present or future tax, duty, levy, impost, fee or charge in respect of, or arising out of, the execution and delivery of or performance under this Agreement, or the making of the Loans hereunder or the consummation of any of the transactions contemplated by this Agreement, other than taxes which are assessed on a net income basis and remitted by Lender to the United States of America and any political subdivision or taxing authority thereof or therein in respect of, or arising out of, the making of the Loans hereunder and the entering into of the transactions described above. In particular, without limitation, if Borrower should be required or compelled to make any deduction or withholding of any tax or other amount as aforesaid from any Interest or other payments or deliveries payable to Lender hereunder, Borrower will promptly and without any requirement of notice by Lender, pay to Lender a sum which, after deduction of all applicable taxes thereon, shall result in Lender's receiving one hundred percent (100%) of the amounts of interest or other payment which would have been received by Lender if such deduction or withholding were not required. Borrower shall also deliver to Lender within thirty (30) days after Borrower has made any payment from which it is required by law to make any such withholding or deduction a receipt issued by the applicable taxing or other authorities evidencing the deduction or withholding of all amounts required to be deducted or withheld from such payment. Upon receipt by Lender of (i) such tax receipts and other related information and documents and (ii) the benefit of any reduction in federal or any other income tax liability as determined by Lender, in its reasonable discretion, resulting from the crediting or deducting of such withholding taxes in the computation of such tax, Lender will forthwith reimburse Borrower an amount so that Lender shall be in the same position it would have been if such withholding taxes had not been imposed. It is agreed that such determination may be revised and Borrower will make an appropriate adjustment with Lender after any disallowance of such credit or deduction upon audit. The obligations of Borrower and Lender, and their respective obligations to pay any sums which may become payable, under this Section 3(f) will survive the expiration or other termination of this Agreement.

     4. NOTE. The Loans shall be evidenced by the Secured Revolving Loan Note of Borrower in favor of Lender of even date herewith in the principal amount of up to $4,000,000, as the same may be amended, modified or restated from time to time, which shall be substantially in the form attached hereto as EXHIBIT A, which promissory note is hereby incorporated herein by reference and made a part hereof (the "Note").

     5. PREPAYMENT. (a) If at any time the Loan Balance shall exceed the Commitment, then Borrower shall immediately prepay the Loans in an amount equal to such excess.

          (b) Subject to the provisions hereof, Borrower may prepay the Loans in whole or in part upon not less than seven (7) days' prior written notice to Lender. Such notice shall specify the prepayment date and the amount of the prepayment (which shall be at least $250,000) and shall be irrevocable. Interest on the amount prepaid, accrued to the prepayment date, shall be paid on the prepayment date.

          (c) Prepayments shall be applied first to all outstanding Interest, and then to outstanding principal.

     6. APPLICATION OF PROCEEDS. The proceeds of the Loans shall be used solely for development of the Premises and general corporate purposes related thereto. None of such proceeds shall be used to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     7. SECURITY. Payment and performance of all indebtedness, liabilities and obligations of Borrower to Lender and any other indebtedness and liabilities of Borrower to Lender, whether under the Note or otherwise, shall be secured by:

          (a) a first priority security interest in the Collateral pursuant to the terms of the Security Agreements;

          (b)  the Guaranty;

          (c) a pledge agreement of Guarantor in favor of Lender covering all shares of Brohm, Stibnite and Barrier;

          (d)  a mortgage executed by Stibnite and
     Barrier granting thereby a first priority mortgage lien on the real estate and all improvements thereon located at the Stibnite Mine;

          (e)  a mortgage executed by Brohm granting
     thereby a first priority mortgage lien on the real estate and all improvements thereon known as the Gilt Edge property of Brohm (including, without limitation, the Archor Hill Mine);

          (f)  such other security documents as may be
     required by Lender and necessary to attach or perfect a Lien in the items covered by Subsections
     (a) through (e) above.

     All agreements and instruments described in this Section 7, together with any and all other agreements and instruments now or hereafter securing the Note, are sometimes hereinafter referred to collectively as the "Security Documents" and individually as a "Security Document".

     8. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement and to make the Loans, Borrower hereby represents and warrants to Lender (which representations and warranties shall survive the delivery of the Note and the making of the Loans) that:

          (a)  Borrower (i) is duly organized, validly
     existing and in good standing under the laws of the state or country of its incorporation, (ii) has full power and authority to own its properties and to carry on business as now being conducted and is qualified to do business in every jurisdiction in which the nature of its assets and the business carried on make such qualification necessary or advisable and (iii) has full power to execute, deliver and perform its obligations, respectively, under this Agreement and the Note;

          (b) The execution and delivery and performance by Borrower of its obligations under this Agreement and the Note have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the corporate charter or by-laws of Borrower or any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by this Agreement, result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any such indenture, agreement or instrument;

          (c)  Borrower is not required to obtain any
     consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement or the Note;

          (d) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of Borrower, threatened against or affecting Borrower;

          (e)  Borrower has good title to all of its
     properties and assets, free and clear of all Liens of any kind (except (i) Permitted Liens and (ii) restrictions, easements and minor irregularities in title which do not and will not interfere with the occupation, use and enjoyment by Borrower of such properties and assets in the normal course of its business as presently conducted or materially impair the value of such properties and assets for the purpose of such business);

          (f) Any borrowings made by Borrower under this Agreement do not and will not render Borrower insolvent; Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of its property, and Borrower has no knowledge of any person contemplating the filing of any such petition against it;

          (g) No statement of fact made by or on behalf of Borrower in this Agreement or in any certificate or schedule furnished to Lender pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which materially affects adversely, nor as far as Borrower can foresee, will materially affect adversely the property, business, operations or condition (financial or otherwise) of Borrower;

          (h) Borrower has filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments;

          (i)  All work performed and other actions or
     omissions to act at the mines and other properties owned and/or operated by Borrower, and the current condition of such mines, comply in all material respects with all applicable laws (including, without limitation, all federal mining safety and health acts and all local, state, provincial and federal environmental laws), ordinances, rules and regulations of any governmental agency and with all directions, rules and regulations of officers of every governmental agency having jurisdiction over such mines and other properties and there are no existing material violations of any such applicable laws, ordinances, directions, rules or regulations;

          (j) There are no threatened proceedings or any situation which (to Borrower's knowledge) would give rise to proceedings against Borrower in respect of air, water, surface or subsurface environmental conditions resulting directly or indirectly from the use, transportation, storage or discharge of pollutants in, about or relating to assets or business of Borrower which, if adversely determined, would have a material adverse effect on the business and operations of Borrower; and

          (k)  Borrower:

               (i)  has obtained all permits, licenses
          and other authorizations which are required under all Environmental Requirements;

               (ii)  is in compliance in all material
          respects with all terms and conditions of the required permits, licenses and authorizations, and is also in compliance with all other
          Environmental Requirements or requirements contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder;

               (iii)  has never caused or, to its
          knowledge, permitted or suffered to exist any Hazardous Material to be spilled, placed, held, located or disposed of on, under or about the Premises or released Hazardous Material into the atmosphere, any body of water or any wetlands in excess of maximum permitted regulatory levels or about which a Governmental
          Authority might require corrective action nor are any now existing on, under or about the Premises or any other premises owned or leased by Borrower while such Controlled Premises were owned or leased by Borrower (collectively the "Controlled Premises");

               (iv)  has no knowledge that the Controlled
          Premises have ever been used (whether by Borrower or, to the best knowledge of Borrower, by any other Person) as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Material in excess of maximum permitted regulatory levels or which is otherwise not in compliance with applicable
          Environmental Requirements;

               (v)  has not received any notice from any
          Governmental Authority or any tenant, occupant or operator of the Controlled Premises or from any other Person with respect to the environmental condition of the Controlled
          Premises, the improvements thereon or any other property which was previously included in the property description of the Controlled Premises or such other real property, or with respect to the release of Hazardous Material at, upon, under or within the Controlled Premises, the improvements or such other real property, or the past or ongoing migration of Hazardous
          Material from neighboring lands or to the Controlled Premises or improvements thereto;
          and

               (vi)  has no knowledge of any underground
          storage tanks, asbestos-containing materials,
          PCBs, radon gas or urea formaldehyde foam insulation at, upon, under or within the Controlled Premises or improvements thereon.

    9. CONDITIONS OF MAKING THE LOANS. The obligation of Lender to make the Loans hereunder is subject to the satisfaction of the following conditions precedent:

          (a)  The representations and warranties set
     forth in Section 8 hereof and in all other Loan
     Documents shall be true and correct on and as of the date hereof and the date of each Loan.

          (b) Borrower shall have executed and delivered to Lender, or caused to be executed and delivered to Lender, on or prior to the date of execution of this Agreement, the following:

               (i)  The Note;

               (ii)  A certificate of the Secretary or
          Assistant Secretary of Borrower certifying to the votes of Borrower's Board of Directors authorizing the execution and delivery of this Agreement, the Note and the Loan Documents;

               (iii)  A certificate of the Secretary or
          Assistant Secretary of Borrower which shall certify the names of the officers of Borrower authorized to sign this Agreement, the Note and any other documents or certificates to be delivered pursuant to this Agreement by Borrower or any of its officers, together with the true signatures of such officers. Lender may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate;

               (iv)  Certificates of the appropriate
          Governmental Authority, dated reasonably near the date of the Loan, of the jurisdiction of incorporation or organization of Borrower and of each jurisdiction in which Borrower is qualified to do business stating that Borrower is duly incorporated (or qualified) and in good standing in such jurisdiction and has filed all annual reports and has paid all franchise and other taxes required to be filed or paid to the date of such certificate;

               (v)  Each of the Security Documents,
          together with any other documents required by the terms thereof;

               (vi)  Pledge Agreements of even date
          herewith of Guarantor in favor of Lender with respect to all of the outstanding shares of Brohm, Stibnite and Barrier;

               (vii)  A favorable written opinion of
          counsel to the Borrower, dated the date hereof in the form attached hereto as EXHIBIT D; and

               (viii)  Such other supporting documents,
          agreements and certificates as Lender or its counsel may reasonably request.

          (c)  All legal matters incident to the
     transactions hereby contemplated shall be satisfactory in all respects to counsel for Lender.

          (d) No Default or Event of Default shall have occurred.

     10. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, from the date hereof and until payment in full of the principal of, and interest on, the Note and any other indebtedness of Borrower to Lender, whether now existing or arising hereafter, Borrower will:

          (a)  Do or cause to be done all things
     necessary to preserve, renew and keep in full force and effect its corporate existence, rights, licenses, permits and franchises and comply with all laws and regulations applicable to it; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good working order and condition, and from time to time, make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto, as is consistent with Borrower's ordinary course of business;

          (b)  Comply with all applicable laws, rules,
     regulations, ordinances and orders whether now in effect or hereafter enacted or promulgated by any Governmental Authority having jurisdiction over the properties of Borrower;

          (c) Pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien or charge upon such properties or any part thereof;

          (d) Give prompt written notice to Lender, as soon as possible and in any event within ten (10) days after Borrower has knowledge of any proceedings instituted against it by or in any federal or state court or before any commission or other regulatory body, whether federal, state or local, which, if adversely determined, would have an adverse effect upon its business, operations, properties, assets, or condition, financial or otherwise;

          (e)  Permit agents or representatives of
     Lender, at any reasonable time during normal business hours and from time to time and, at Borrower's expense, at all such times as a Default or Event of Default has occurred and is continuing,
     (i) to examine and make copies of and abstracts from the records and books of account of Borrower; and (ii) to discuss the affairs, finances and accounts of Borrower with its independent accountants and with any of its officers and directors;

          (f) Immediately advise Lender of any material adverse change in its condition, financial or otherwise, or of the occurrence of any Default or Event of Default;

          (g)  Furnish to Lender, promptly after the
     filing or receiving thereof, copies of all notices which Borrower receives from any Governmental
     Authority alleging its noncompliance with environmental laws or regulations and any replies of Borrower filed in response thereto, and take all necessary remedial action as required by such Governmental Authority;

          (h) Promptly notify Lender of any evidence of hazardous waste, toxic or similar contamination which requires notification to any Governmental
     Authority at any property owned or leased by Borrower and, in compliance with all Governmental
     Authority requirements, diligently prosecute to completion (subject to the right of Borrower to contest in good faith the existence of such noncompliance, the amount of damages caused thereby or the extent of its liability therefor by appropriate proceedings diligently pursued which shall operate during the pendency thereof to prevent
     (i) the sale or loss of any property and the imposition of any lien thereon and (ii) any interference with the use or operation of Borrower's property) the removal of any such contamination;

          (i)  Perform and observe, or cause to be
     performed and observed, all of the terms, covenants and conditions on the part of Borrower to be performed and observed under all leases for mining properties ("Leases"); not do or permit anything to be done within its control, the doing of which, or refrain from doing anything, the omission of which would be legal and valid grounds for any landlord under a Lease, or its successors or assigns, to terminate such Leases; promptly notify Lender in writing of any known default on the part of Borrower in the performance of any of the terms, covenants and conditions under any Leases and of any legal proceedings instituted against it by any other party to any of the Leases; and not cancel or terminate any Leases, or amend or modify the same, directly or indirectly in any respect whatsoever, without in each case the prior written consent of Lender;

          (j)  Borrower will maintain at all times
     insurance coverage in respect of the properties and assets of Borrower in amounts, on terms and with such financially sound and reputable insurers reasonably acceptable to Lender, as is consistent with Borrower's ordinary course of business. Such coverage shall include, without limitation, fire and extended coverage insurance for the full insurable value of all buildings and other improvements located on Borrower's properties and public liability, business interruption and worker's compensation insurance, all in amounts not less than the amount of the coverage maintained immediate prior to the execution of this Agreement and under policies in form and content reasonably acceptable to Lender. All policies of insurance shall name
     Lender as an additional insured pursuant to an endorsement as set out in EXHIBIT E hereto, and shall provide:

               (i)  that proceeds of insurance shall be
          payable to Lender in accordance with the terms hereof notwithstanding any act or negligence of Borrower, which might otherwise result in forfeiture of said insurance;

               (ii)  a waiver by the insurer of all
          rights of setoff, counterclaim or deductions against Borrower;

               (iii)  a provision precluding cancellation
          or amendment save on not less than sixty (60) days' prior written notice to Lender.

          Any surplus remaining from any such insurance in excess of all indebtedness, liabilities and obligations of Borrower to Lender shall be delivered to Borrower, or its successors or assigns.

          Borrower shall furnish Lender with an original copy of all policies of insurance. If Lender permits Borrower to provide any of the required insurance through blanket policies, then Borrower shall furnish Lender with a certificate of insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date.

          (k)  With respect to environmental matters:

               (i)  comply strictly and in all respects
          with all Environmental Requirements, including, but not limited to, wetlands laws, laws pertaining to the registration of underground storage tanks, asbestos and asbestos-containing materials, PCBs, radon gas and urea formaldehyde foam insulation; notify Lender promptly after the discovery of any release, spill, hazardous waste pollution or contamination affecting Controlled Premises or the discovery of the presence of asbestos and asbestos-containing materials, PCBs, radon gas and urea formaldehyde foam insulation; notify
          Lender promptly of any notice relating to environmental matters received from any
          Governmental Authority, tenant, occupant, operator or other Person; and pay promptly when due any fine or assessment against Controlled
          Premises;

               (ii)  not become involved, and will take
          steps to prevent any tenant of Controlled
          Premises from becoming involved, in any
          operations at Controlled Premises generating, storing, disposing or handling Hazardous
          Material in violation of applicable law or any other activity that could lead to the imposition on Borrower, Lender or the Controlled Premises of any liability or lien under any Environmental Requirement;

               (iii)  immediately contain, remediate
          and/or remove any Hazardous Material found on Controlled Premises and correct any violation of Environmental Requirements found on
          Controlled Premises, which work must be done in compliance with applicable laws and at Borrower's expense; and agrees that Lender has the right, at its sole option but at Borrower's expense, to have an environmental engineer or other representative review the work being done; and

               (iv)  promptly upon the request of Lender
          after the occurrence of an Event of Default or at any time prior to such occurrence based upon Lender's reasonable belief that a hazardous waste or other environmental problem exists with respect to Controlled Premises, provide
          Lender with an environmental site assessment report or an update of any existing report, all in scope, form and content and performed by such company as may be reasonably satisfactory to Lender, PROVIDED, HOWEVER, that Borrower also hereby grants to Lender the right to go on the Controlled Premises and have such a report or update done (at Borrower's expense).

     11. NEGATIVE COVENANTS. Borrower covenants and agrees that, until payment in full of the principal of, and interest on, the Note and any other indebtedness of Borrower to Lender, whether now existing or arising hereafter, Borrower will not, directly or indirectly:

          (a) Create, incur, assume or suffer to exist any Lien of any nature whatsoever on any of its assets or properties, now or hereafter owned, other than Permitted Liens;

          (b) Guarantee, endorse or otherwise in anyway become or be responsible for obligations of any other person, except endorsements of negotiable instruments for collection in the ordinary course of business;

          (c) Sell, lease, transfer or otherwise dispose of its properties, assets, rights, licenses and franchises to any person, except in the ordinary course of its business, or turn over the management of such properties, assets, rights, licenses and franchises;

          (d)  Enter into any arrangement, directly or
     indirectly, with any person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property, except as is consistent with Borrower's ordinary course of business;

          (e) Dissolve, liquidate, consolidate with or merge with, or otherwise acquire (without the prior written consent of Lender, which consent will not be unreasonably withheld) all or substantially all of the assets or properties of, any corporation; make any substantial change in its executive management;
     or alter or modify its corporate name, mailing address or principal place of business; or

          (f)  Without the prior written consent of
     Lender, which consent will not be unreasonably withheld, declare or pay any dividends, or make any distribution of cash or property, or both, to holders of shares of its capital stock, or directly or indirectly, redeem, purchase or otherwise acquire for a consideration, any shares of its capital stock, of any class.

     12.  DEFAULTS/RIGHTS AND REMEDIES OF LENDER UPON DEFAULT.
In each case of happening of any of the following events (each of which is herein and in the Note and the Security Documents sometimes called an "Event of Default"):

          (a)  default in the payment of any amount of
     the Loan Balance or any mandatory prepayment or other amount (including, without limitation,
     Interest) due under this Agreement or the Note, which shall remain unremedied for a period of two
     (2) Business Days after written notice from Lender to Borrower that such amount is due and payable;

          (b)  default in the due observance or
     performance of any covenant, condition or agreement contained in Sections 10 or 11 hereof, in the Note or in any instrument granting security to Lender for the Note, and such default shall continue unremedied for thirty (30) days after written notice thereof by Lender to Borrower;

          (c)  default in the due observance or
     performance of any other covenant, condition or agreement, on the part of Borrower to be observed or performed pursuant to the terms hereof (except as specifically referred to in this Section 12), and such default shall continue unremedied for twenty
     (20) days after written notice thereof by Lender to Borrower;

          (d) any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the making of the Loans by Lender hereunder, shall prove to be false or misleading in any material respect when made;

          (e)  default with respect to any evidence of
     indebtedness of Borrower (other than to Lender), if the effect of such default is to accelerate the maturity of such indebtedness or to permit the holder thereof to cause such indebtedness to become due prior to the stated maturity thereof, or if any indebtedness of Borrower (other than to Lender) is not paid, when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise;

          (f) Borrower shall (i) discontinue or abandon operation of its business; (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (iii) admit in writing its inability to pay its debts as they mature, (iv) make a general assignment for the benefit of creditors, (v) file, or have filed against it a petition for relief under Title 11 of the United States Code or (vi) file, or have filed against it, a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporate action shall be taken for the purpose of effecting any of the foregoing;

          (g)  any order, judgment or decree shall be
     entered, without the application, approval or consent of Borrower by any court of competent jurisdiction, approving a petition seeking reorganization of either Borrower or appointing a receiver, trustee, custodian or liquidator of Borrower or of all or a substantial part of the assets of Borrower, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days;

          (h) final judgment for the payment of money in excess of an aggregate of Fifty Thousand Dollars
     ($50,000) shall be rendered against Borrower, and the same shall remain undischarged for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed;

          (i)  the occurrence of any attachment of any
     deposits or other property of Borrower in the hands or possession of Lender, or the occurrence of any attachment of any other property of Borrower in an amount exceeding Twenty-Five Thousand Dollars
     ($25,000) which shall not be discharged within thirty (30) days of the date of such attachment unless being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided on the books of Borrower;

          (j) the occurrence of any event or condition described in paragraph (d), (e), (f), (g) or (h) of this Section 12 with respect to (1) Guarantor or (2) any other Person liable, in whole or in part, for payment or performance hereof or of the Note;

          (k) for any reason, any Security Document at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien or charge granted pursuant thereto shall fail to be perfected, or Borrower shall contest the validity, enforceability or perfection of any Lien granted pursuant thereto, or Borrower shall seek to disaffirm, terminate, limit or reduce its obligations under any Security Documents;

          (l) the occurrence of any Event of Default (as defined therein) under any of the Security
     Documents;

          (m) for any reason Guarantor shall terminate or seek to terminate or limit, by written or verbal notice, its Guaranty or shall be in default of Guarantor's own obligations to Lender; or

          (n)  the occurrence of any Event of Default
     under (i) a certain Trading Agreement between Lender and Dakota dated September 12, 1994, as amended or modified from time to time or (ii) certain Refining
     Agreements of even date herewith between Lender and each Borrower, as amended or modified from time to time;

then, upon the occurrence of any such Event of Default which has not been cured by Borrower or waived in writing by Lender, Lender may, by notice to Borrower, declare all indebtedness, liabilities and obligations of Borrower to Lender to be immediately due and payable. Upon Lender's declaration (the "Date of Acceleration"), such indebtedness shall be immediately due and payable, both as to principal and/or interest, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note or in any other evidence of such indebtedness to the contrary notwithstanding (except with respect to any Event of Default set forth in Section 12(f), in which case all indebtedness, liabilities and obligations shall automatically become immediately due and payable without the necessity of any notice or other demand). Lender, in such instance, may enforce payment of the same, may liquidate any or all of the then open positions of Borrower with Lender (including, without limitation, option or forward contracts), and may exercise any or all of the rights, powers and remedies possessed by Lender under the Note, this Agreement, the Security Documents or under any agreement securing the obligations of Borrower to Lender, whether afforded by law or in equity. The remedies provided for herein are cumulative and are not exclusive of any other remedies provided by law. Borrower agrees to pay Lender's reasonable attorneys' fees and legal expenses incurred in enforcing Lender's rights, powers and remedies under this Agreement, the Note and any Security Documents.

     13. MISCELLANEOUS. (a) This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the execution and delivery to Lender of this Agreement and the Note, and shall continue in full force and effect so long as the Note or any other indebtedness or obligations of Borrower to Lender is outstanding and unpaid. In this Agreement, reference to a party shall be deemed to include the successors and assigns of such party; PROVIDED, HOWEVER, that Borrower shall not assign its rights hereunder or any interest herein to any other party without the prior written consent of Lender and any such purported assignment shall be void. All covenants, agreements and indemnities in this Agreement and the Note by or on behalf of Borrower shall inure to the benefit of the successors and assigns of Lender and no assignment of this Agreement and the Note will affect any of Borrower's representations and warranties hereunder or thereunder. Borrower acknowledges and agrees that from time to time Lender may assign its rights under this this Agreement and the Note or any interest herein or therein to one or more financial institutions. Any assignee of the Note shall take the Note free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Borrower may have against any assignor of the Note, and no such offset, counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon the Note or under this Agreement, and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower. The foregoing shall not be deemed or construed to limit the liability of a prior holder of the Note for damages relating to any such offset, counterclaim or defense.

          (b) Borrower will reimburse Lender upon demand for all out-of-pocket costs, charges and expenses of Lender (including reasonable fees and disbursements of counsel to Lender) in connection with (i) the preparation, execution and delivery of this Agreement, the Note and any Security Documents and the making of the Loan (such fees and expenses not to exceed $20,000), (ii) any amendments, modifications, consents or waivers in respect thereof, (iii) enforcing or defending Lender's rights under or in respect of this Agreement, the Note and the Security Documents and any other document or instrument now or hereafter executed in connection herewith, (iv) foreclosing or otherwise collecting upon the Security Documents and (v) obtaining legal, accounting or other advice in connection with any of the foregoing.

          (c) This Agreement and the Note shall be construed in accordance with and governed by the laws of the State of New York without giving effect to principles of conflict of law.

          (d) No modification or waiver of any provision of this Agreement, or of the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. No notice to, or demand, on Borrower, in any case, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

          (e) Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder, or under the Note, or any other instrument given as security therefor, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

          (f) All Notices, communications and distributions hereunder shall be given or made to the intended recipient at its Principal Office; or at such other address as the addressee may hereafter specify for the purpose by written notice to the other party hereto. Such Notices and other communications (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including telegraphic or facsimile transmissions), sent by overnight delivery service, telegraph, facsimile transmission or hand-delivered to the other party at that party's Principal Office. All such Notices and other communications shall be deemed to have been duly given when transmitted by facsimile transmission, delivered to the telegraph office or personally delivered or, in the case of overnight delivery, upon receipt, in each case given or addressed as aforesaid.

          (g) This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

          (h) Borrower hereby submits to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of Borrower's obligations under or with respect to this Agreement, the Note, or with respect to the transactions contemplated hereby and Borrower expressly waives any and all objections it may have as to venue in any such courts. Borrower also waives any objection it might now or hereafter have on the ground that any such action or proceeding in such federal or state court has been brought in an inconvenient forum. BORROWER AND LENDER EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTER WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN). Borrower hereby irrevocably designates and appoints CT Corporation System, 1675 Broadway, Denver, Colorado 80202, as its attorney-in-fact to receive service of process in any suit, action or proceeding arising out of any of its obligations under or with respect to this Agreement or the transactions contemplated hereby, it being expressly stipulated and agreed by Borrower that service upon such attorney-in-fact shall constitute personal service upon it. Concurrently with the service of process upon such attorney-in-fact, copies of the papers so served shall be sent to Borrower. In the event such attorney-in-fact at any time is incapable of acting or resigns such appointment, then Borrower shall immediately appoint a successor and give notice thereof to Lender. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

          (i) Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply any and all deposits (general or special, time `or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower, against any and all of the indebtedness, liabilities, and obligations of Borrower now or hereafter existing under this Agreement or the Note and although such obligations may be contingent and unmatured. Lender agrees promptly to notify Borrower after any such setoff and application, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

          (j) All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever whether by reason of acceleration of the maturity of indebtedness or otherwise shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by the Note exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Note shall be governed by such new law as of its effective date. If, from any circumstance whatsoever, fulfillment of any provisions hereof or of the Note at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Note and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

          (k) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (l) Any Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. As used in this Agreement, the term "person" shall include any individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          (m) Borrower hereby agrees to indemnify, defend and hold harmless Lender and its officers, directors, employees and agents (collectively the "Indemnified Parties") against, and agrees to hold the Indemnified Parties harmless from, any and all liability, losses (excluding loss of profits), damages and expenses (including reasonable counsel fees and expenses) of any kind whatsoever which may be incurred by any of the Indemnified Parties arising out of, in any way connected with, or as a result of (i) any breach of any of the representations or warranties made by Borrower in Section 8 hereof and any breach of any covenant made by Borrower in Sections 10 and 11 hereof, (ii) any claim, action, suit, investigation or proceeding relating to Borrower, whether or not any Indemnified Party is a party thereto or target thereof; provided that the foregoing indemnity shall not apply to any such liability, losses, damages or expenses of an Indemnified Party to the extent arising from willful misconduct or gross negligence of such Indemnified Party or (iii) any losses, claims, damages, liabilities, judgments or expenses arising out of, or in any way related to (A) the presence, disposal, spillage, discharge, leakage, release or threatened release of any hazardous material about, from or affecting any property of Borrower, (B) any personal injury or property damage arising out of or related to any hazardous material or (C) any violation of any environmental law or requirement. Borrower's obligations set forth in this Section 13(m) shall survive any termination of this Agreement and the payment in full of all indebtedness, liabilities and obligations of Borrower to Lender.

          All indemnities set forth herein, including, without limitation, this Section 13(m), shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Loan.

          (n)  Lender represents and warrants to Borrower that:

          (i)  Lender (A) is duly organized, validly
     existing and in good standing under the laws of the state of its incorporation, (B) has full power and authority to own its properties and to carry on business as now being conducted and (C) has full power to execute, deliver and perform its obligations hereunder; and

          (ii)  The execution and delivery and
     performance by Lender of its obligations under this Agreement have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the corporate charter or by-laws of Lender or any indenture, agreement or other instrument to which it is a party or by which it is bound.

          (o) This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              Borrower:

                              DAKOTA MINING CORPORATION


                              By    c/s ROBERT R. GILMORE
                                --------------------------------
                              Title VICE PRESIDENT, FINANCE & CFO

                              BROHM MINING CORP.


                              By   c/s ROBERT R. GILMORE
                                --------------------------------
                              Title  VICE PRESIDENT

                   (Signature pages continued on page 25)

                              STIBNITE MINE INC.


                              By  c/s ROBERT R. GILMORE
                                --------------------------------
                              Title  Vice President

                              BARRIER REEF, INC.


                              By  c/s ROBERT R. GILMORE
                                --------------------------------
                              Title  VICE PRESIDENT

                              Lender:

                              GERALD METALS, INC.


                              By  c/s ROBERT KAESER
                                 -------------------------------
                              Title   VICE PRESIDENT

                    EXHIBITS TO REVOLVING LOAN AGREEMENT


               EXHIBIT A Note

               EXHIBIT B Request for Loan

               EXHIBIT C Permitted Liens

               EXHIBIT D Opinion of Borrower's counsel (not included)

               EXHIBIT E Insurance Endorsement

                                    EXHIBIT B

                                 REQUEST FOR LOAN

                              __________________, 199


Gerald Metals, Inc.
High Ridge Park
Stamford, Connecticut 06904
FAX No.:  (203) 329-4844
Attention:

Ladies and Gentlemen:

     Pursuant to the provisions of Section 2(a) of the Revolving Loan Agreement dated as of April ___, 1996, between the undersigned and Gerald Metals, Inc., as amended or modified from time to time (the "Agreement"), the undersigned, as borrower, hereby requests a Loan of _______________________________________ Dollars ($_______) to be made on
___________, 199__, which Loan shall be evidenced by the undersigned's Secured Revolving Loan Note dated April ___, 1996. The principal balance outstanding under said Secured Revolving Loan Note, after taking into consideration the amount of the Loan requested hereunder, is __________________________________________ Dollars ($_________).

     The undersigned hereby represents and warrants that (i) no event has occurred and is continuing, or would result from the proposed Loan, which constitutes an "Event of Default" or a "Default" as each term is defined in the Agreement and (ii) the representations and warranties in Section 8 of the Agreement are true and correct as of the date hereof. The undersigned further represents and warrants that the financial condition of the undersigned has not materially adversely changed since the submission of the undersigned's most recent financial information to Lender.

     The officer signing below hereby individually represents that he/she is an authorized officer of the undersigned Borrower and is authorized to request the Loan on behalf of such Borrower.
Very truly yours,

                              DAKOTA MINING CORPORATION


                              By
                                ------------------------------

                              Title
                                   ---------------------------

                              BROHM MINING CORP.


                              By
                                ------------------------------

                              Title
                                   ---------------------------

                              STIBNITE MINE INC.


                              By
                                ------------------------------

                              Title
                                   ---------------------------


                              BARRIER REEF, INC.


                              By
                                ------------------------------

                              Title
                                   ---------------------------

                                EXHIBIT C

                             PERMITTED LIENS


(A) Property described in the following financing statements on file on date hereof:

                                                               File
Filing Office              Secured Party         File No.      Date       Collateral Description
- - -------------           -------------------      --------      ----       ----------------------
Colorado                Sanwa Leasing             952041920    6/2/95     Computers
Secretary               Corporation
of State

                        Pitney Bowes Credit       952053190   7/18/95     Equipment
                        Corporation

South Dakota            Arrowhead Industrial   951090900531   4/19/95     Specific equipment
Secretary               Water
of State

                        Butler Machinery       951421102189   5/22/95     Specific equipment
                        Company

                        Butler Machinery       951600900336    6/9/95     Specific equipment
                        Company

(B) Liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it shall have set aside on its books adequate reserves;

(C) Deposits under worker's compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

(D) Liens imposed by law, such as carriers', warehousemen's or mechanics' liens, incurred by it in good faith in the ordinary course of business, and liens arising out of a judgment or award against it with respect to which it shall currently be prosecuting an appeal, a stay of execution pending such appeal having been secured;

(E) Uniform Commercial Code financing statements to be filed in favor of D.H. Blattner & Son, Inc. with the Secretaries of State of Colorado and Idaho, County Recorder of Valley County, Idaho subsequent to the filing of Uniform Commercial Code financing statements to be filed in favor of Lender in such States and County; and

(F) Because the WS lode claims and the MS millsites were located after the execution of the Sublease listed as Item 7 of SCHEDULE A of that certain First Mortgage, Assignment of

     Rents and Royalties, Security Agreement and Financing Statements among Stibnite, Barrier and Lender of even date herewith, Stibnite and Barrier have not yet obtained record documentation of their subleasehold interest in such claims.

                                    EXHIBIT E

                             LOSS PAYABLE ENDORSEMENT


Policy No.:

Named Insured:

           --------------------------------------------------------


Name of Loss Payee and Additional Insured:  Gerald Metals, Inc.

Address:  High Ridge Park
          P.O. Box 10134
          Stamford, Connecticut 06904

Interest/Description of Property:


     Loss under this policy will be payable to the above named Loss Payee and Additional Insured as Lender or mortgagee as its interests may appear.

     The Loss Payee and Additional Insured now has or will acquire from time to time an insurable interest in certain property insured under this policy. Such interests will be established by documentary or other written evidence (including, without limitation, a security agreement).

     The interest of the Loss Payee and Additional Insured will not be impaired by:

     1. any act or neglect of the borrower, mortgagor or owner of the above described property except as provided in the last paragraph of this endorsement;

     2. any change in the title or ownership of the property; or

     3. a more hazardous occupancy of the premises where the property is located than is permitted by this policy.

     We reserve the right to cancel this policy at any time as provided by its terms. If we do so, this policy will continue in force for the benefit only of the Loss Payee and Additional Insured for sixty (60) days after notice to the Loss Payee and Additional Insured of such cancellation and will then cease.

     Whenever we will pay the Loss Payee and Additional
Insured any sum for loss or damage under this policy and claim that, as to the borrower, mortgagor or owner, no liability existed then we will, to the extent of such payment, be legally subrogated to all the rights of the party to whom the payment will be made, under all securities held as collateral to the debt. At our option, we may pay the Loss Payee and Additional Insured the whole principal due or to grow due on the debt with interest, and thereupon receive a full assignment and transfer of the debt and of the mortgage and all of such other securities as evidence of the interest of the Loss Payee and Additional Insured in the described property. However, no subrogation will impair the Loss Payee and Additional Insured's right to recover the full amount of its claim against the borrower, mortgagor or owner.

     All other provisions of the policy apply.





                                      -2-